SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2001

               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                            Internet HOLDRS(SM) Trust
                      [Issuer with respect to the receipts]

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    333-78575
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

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Item 5.  Other Events

         On April 27, 2001, PSINet Inc. was delisted from trading on the Nasdaq NMS. As set forth in the prospectus, because PSINet Inc. was not listed for trading on another U.S. national securities exchange, within five business days from the date of delisting, the shares of PSINet included Internet HOLDRS distributed. As a result, PSINet is no longer represented in Internet HOLDRS.

         On July 24, 2001, shareholders are expected to vote on a proposed two-, three- or four-for-one reverse stock split.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

              (c)  Exhibits


                   99.1 Internet HOLDRS Trust Prospectus Supplement dated June 30, 2001 to Prospectus dated January 22, 2001 which updated the original Prospectus dated September 22, 1999.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MERRILL LYNCH, PIERCE, FENNER &
                                               SMITH INCORPORATED


Date:  August 17, 2001                       By:    /s/ Stephen G. Bodurtha
                                                    -----------------------
                                             Name:  Stephen G. Bodurtha
                                             Title: Attorney-in-Fact



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                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Internet HOLDRS(SM) Trust Prospectus Supplement dated June 30, 2001 to Prospectus dated January 22, 2001.



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